EXHIBIT 99.2

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT

The Kushner-Locke Company	Page 1 of 3

	Statement Number:	15

Chapter 11	For the Period FROM:	1/1/2003

Case No. LA 01-44828-SB (Administratively Consolidated with Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-44833-SB through LA 01-44836-SB; and LA 01-44841-SB)	TO:	1/31/2003

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration
		Account	Account

Balance before Statement #1		$268,333.21	65,956.21

A.	Total Receipts per all Prior Interim Statements	2,326,447.41	2,202,425.90

B.	Less: Total Disbursements per all Prior Statements	2,162,912.51	2,236,971.78

C.	Beginning Balance	$431,868.11	31,410.33

D.	Receipts during Current Period
Description
1/3/2003	Worldwide Multi Media	796,666.67
1/6/2003	BL Distribution Corp	83,794.71
1/7/2003	Account Transfer		35,000.00
1/9/2003	Worldwide Multi Media	33,333.33
1/13/2003	COBRA		1,240.50
1/22/2003	Account Transfer		50,000.00
1/23/2003	Lions Gate	82,079.98
1/30/2003	Account Transfer		40,000.00
1/31/2003	interest	883.85
	TOTAL RECEIPTS THIS PERIOD	996,758.54	126,240.50	—	—

E.	Balance Available (C plus D)	$1,428,626.65	157,650.83	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 15	Page 2 of 3

F.     Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

1/3/2003	37534	Comerica Bank		3,556.17
1/3/2003	37535	Bonded Services, Inc		6,266.25
1/3/2003	37536	Federal Express		11.70
1/3/2003	37537	Robert W Goldsmith		3,150.00
1/3/2003	37538	William Liebell		2,937.50
1/3/2003	37539	Pacific Bell		285.25
1/3/2003	37540	Qwest Communications		40.22
1/3/2003	37541	Kevin Marino		129.79
1/3/2003	37542	Eagle		185.47
1/3/2003		Payroll Fees		233.36
1/7/2003		Account Transfer	$35,000.00
1/8/2003		Payroll Taxes		4,956.72
1/8/2003	37543	Federal Express		11.70
1/8/2003	37544	Marathon Services, Inc		259.80
1/8/2003	37545	Pacific Bell		45.07
1/8/2003	37546	Recall		584.46
1/8/2003	37547	Matthew Schuler		160.00
1/9/2003	7943	Payroll		978.09
1/9/2003	7944	Payroll		4,229.04
1/9/2003	7945	Payroll		1,253.76
1/9/2003	7946	Payroll		2,276.23
1/13/2003	37548	Cash		100.00
1/15/2003	37549	Robert W Goldsmith		1,700.00
1/15/2003	37550	William Liebell		1,812.50
1/17/2003		Payroll Fees		106.24
1/22/2003		Payroll Taxes		7,933.32
1/22/2003		Account Transfer	$50,000.00
1/22/2003	37552	Doniger & Fetter		14,136.50
1/22/2003	37553	Bowne of Los Angeles, Inc		1,760.00
1/22/2003	37554	Federal Express		32.34
1/22/2003	37555	Robert W Goldsmith		1,750.00
1/22/2003	37556	William Liebell		1,837.50
1/22/2003	37557	Marathon Services, Inc		5.57
1/22/2003	37558	Brett Robinson		300.00
1/22/2003	37559	Zerolag Communications, Inc		100.00
1/23/2003	7947	Payroll		978.07
1/23/2003	7948	Payroll		6,900.20
1/23/2003	7949	Payroll		1,253.77
1/23/2003	7950	Payroll		2,276.24
1/24/2003		Payroll Fees		33.72
1/29/2003	37560	Blue Shield of California		242.00
1/29/2003	37561	Robert W Goldsmith		1,630.00
1/29/2003	37562	Health Net		2,213.02
1/29/2003	37563	Hodes Parking		360.00
1/29/2003	37564	William Liebell		1,475.00
1/29/2003	37565	Pacific Bell		281.74
1/29/2003	37566	Property Management Associates, I		2,000.00
1/29/2003	37567	Clumeck,Stern,Phillips&Schenkelbu		13,265.50
1/30/2003		Account Transfer	$40,000.00
1/30/2003	37568	Bonded Services, Inc		6,266.95

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 15	Page 3 of 3

1/30/2003	37569	William Liebell		2,125.00
1/30/2003	37570	Robert W Goldsmith		1,810.00
1/31/2003		Payroll Fees		234.80
1/31/2003		Payroll Taxes		6,495.53
	TOTAL DISBURSEMENTS THIS PERIOD:		125,000.00	112,966.09	-	-
G.	Ending Balance (E less F)		$1,303,626.65	44,684.74	$-	$-

H.	(1) Collateral Account:

a)	Depository Name and Location	Chase Bank	1 Chase Manhattan Plaza, New York, NY 10081
b)	Account Number:	323221556

(2)	Concentration Account:

a)	Depository Name and Location	Comerica Bank	10900 Wilshire Blvd, Los Angeles, CA 90024
b)	Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$1,000.00
Bank of Scotland — Pinocchio	3549485	1,280,947.52	Pound Sterling Time Deposit
Bank of Scotland — Basil	3626816	75,858.25	Pound Sterling Time Deposit (KL' s interest is 50%)
Allied Pinocchio	10747301	1,520.11	Pound Sterling
Freeway\Kushner-Locke	323-509487	$255.95
Edge Entertainment	1891152710	$444.92
European Films LTD	1890563818	$7,051.58

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
KL MDP Sensation	60-066-930	$17,724.61
KL\7 Venture	1890-69-6360	$9,309.71
Denial Venture	1890-69-6501	$42,018.49
Cracker LLC	1891-04-1665	$1,000.00
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser

Debtor in Possession